Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Cash and cash equivalents [abstract]
Cash and cash equivalents	21 Cash and cash equivalents

	2024 £m	2023 £m
Cash and bank balances	3,428	3,247
Cash equivalents	1,869	1,412
	5,297	4,659
The carrying value of cash and cash equivalents approximates their fair value.
Cash and cash equivalents are denominated in the functional currency of the subsidiary undertaking or other currencies as shown below:

	2024 £m	2023 £m
Functional currency	4,392	4,147
US dollar	651	373
Euro	115	81
Other currencies	139	58
	5,297	4,659
In the Group cash flow statement, net cash and cash equivalents are shown after deducting bank overdrafts and accrued interest where applicable, as follows:

	2024 £m	2023 £m
Cash and cash equivalents as above	5,297	4,659
Less overdrafts and accrued interest	(193)	(142)
Net cash and cash equivalents	5,104	4,517
Cash and cash equivalents also include £49 million (2023: £38 million) of cash that is held as a hedging instrument.
Accrued interest of £55 million (2023: £39 million) is primarily due to high cash and cash equivalent balances in certain markets, including the UK, where in 2024 the excess cash was driven by the sale of 12% of the Group's equity stake in its associate ITC. In 2023, Brazil accumulated cash was temporarily higher than normal due to the recognition of tax credits being offset against tax liabilities payable.
Restricted cash
Cash and cash equivalents include restricted amounts of £2,072 million (2023: £1,904 million) due to subsidiaries in CCAA protection
(note 32 and note 24), as well as £339 million (2023: £392 million) principally due to exchange control restriction